                                                             Exhibit No. (10)(x)

                        GREAT LAKES CHEMICAL CORPORATION

                      1993 EMPLOYEE STOCK COMPENSATION PLAN

                      As amended by the Board of Directors
                                       on
                                November 21, 1997

         1. SHARES SUBJECT TO PLAN. 2,000,000 shares of common stock, par value $1.00 per share, shall be reserved for Awards granted under this Plan (the "1993 Plan"). That number does not include 251,900 shares which are reserved for options granted under the company's 1984 Employee Stock Option Plan, as last amended on March 6, 1995 (the "1984 Plan"), and which are not subject to presently outstanding options granted under the 1984 and 1975 Plans. If any Award granted under this 1993 Plan shall terminate or expire without being fully exercised for any reason prior to the end of the period under which Awards may be granted, the shares of common stock to which such termination or expiration relates shall again become available for Awards thereafter granted.

         2. EFFECTIVE DATE AND DURATION. This 1993 Plan became effective on May 6, 1993, upon its approval by the holders of a majority of the common stock of the company present and voting (in person or by proxy) at the 1993 Annual Meeting of Stockholders, and shall continue in effect for a period of ten (10) years from the date of such stockholder approval. Upon expiration of such ten-year period, no further Awards shall be granted (although unexercised Awards theretofore granted shall continue in effect).

         3. AWARDS. The Board may grant Awards, including Incentive Stock Options meeting the requirements of Section 422(a) of the Internal Revenue Code of 1986, as amended, (the "Code") and Non-Qualified Options, or other stock-based awards, collectively referred to as "Awards."

         4. ADMINISTRATION OF THE 1993 PLAN. The Board of Directors (the "Board"), which may act through its Compensation and Incentive Committee (the "Committee"), shall administer this 1993 Plan. It may in its sole discretion determine the person or persons to whom Awards are to be granted and the number of shares to be covered by each such Award, all within the limitations set forth in this 1993 Plan. It may interpret the provisions of this 1993 Plan and decide all questions of fact arising out of its application, and all such interpretations and determinations shall be conclusive and binding upon the individual employees involved and all persons claiming under them.

GREAT LAKES CHEMICAL CORPORATION
1993 EMPLOYEE STOCK COMPENSATION PLAN
As amended on November 21, 1997
Page 2

         5. PERSONS ELIGIBLE FOR AWARDS. Individuals who are (a) executive officers, (b) other key employees (including those who are also directors) or
(c) non-employee directors, in each case of the company or any of its subsidiaries (the "Company") may be granted Awards. For this purpose, the term "subsidiary" shall mean any corporation in which the company owns stock having 50 percent or more of the total combined voting power of all classes of such corporation's stock. A person is a key employee by virtue of meeting all of the following standards: (i) such person is employed by the company, (ii) such person has managerial, supervisory, professional, scientific, engineering or similar responsibilities, and (iii) such person is not covered by any collective bargaining agreement binding on the company. No Award shall be granted to any director of the company who is not also an executive officer or key employee of the company on the date the Award is granted.

         6. TERMS AND CONDITIONS OF OPTIONS. Options granted may be either Incentive Stock Options as defined in Section 422(a) of the Code, (hereinafter referred to as "ISOs") or options which are not within the 422(a) definition (hereinafter referred to as "Non-Qualified Options") (ISOs and Non-Qualified Options are referred to collectively as "Options").

              (a) INCENTIVE STOCK OPTIONS. The terms of each ISO granted shall include those terms which are required by Section 422(a) of the Code, and other such terms, not inconsistent therewith as the Board may determine.

              (b) NON-QUALIFIED OPTIONS. Subject to the minimum option price specified in paragraph (c), the terms of each Non-Qualified Option granted, which may be different in each case, shall be determined by the Board.

              (c) MINIMUM OPTION PRICE. The option price payable for the shares of stock subject to each Option granted shall not be less than the fair market value of the company's common stock at the time of the grant of that Option. The fair market value of the company's stock at the time of the grant of an Option shall be deemed to be equal to the closing price on the preceding trading day on the New York Stock Exchange; provided, however, that during the [60]-day period from and after a change in control, "fair market value" shall mean, other than in the case of shares of common stock subject to ISOs, the higher of (X) the highest closing price on the New York Stock Exchange during the 60-day period prior to the change in control and (Y) if the change in control is the result of a transaction or series of transactions described in paragraphs (a), (b) or (c) of Section 13(A)(v) hereof, the highest price for shares of common stock paid in such transaction or series of transactions, which in the case of such paragraph (a) shall be the highest price for shares of common stock as reflected in a Schedule 13D filed under the Exchange Act (as defined in Section 13(A)(v)(a) hereof) by the person having made the acquisition.

GREAT LAKES CHEMICAL CORPORATION
1993 EMPLOYEE STOCK COMPENSATION PLAN
As amended on November 21, 1997
Page 3

               (d) MAXIMUM NUMBER OF SHARES. Subject to the provisions of Paragraph 11 hereof, the maximum number of shares that may be awarded to any employee in any year hereunder shall not exceed 150,000.

         7. TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS. The Committee may grant other stock-based Awards either alone or in addition to other Awards under the 1993 Plan. The Committee will place such restrictions on such Awards as the Committee determines to be necessary.

         8. TRANSFER LIMITATIONS. No Award granted shall be transferable otherwise than by will or the laws of descent and distribution, and no Award granted may be exercised by any person other than the person to whom the Award shall initially have been granted during the lifetime of such initial Awardee.

         9. EXERCISE OF AWARDS. Awards shall be exercised by written notice to the company. Option exercise notices must be accompanied by payment in full of the option price and may be exercised in one or more installments. Payment of the option price may be made as specified in each Award Agreement (as discussed below), in cash, by exchanging common stock of the company already owned by the optionee for at least six months prior to the date of exercise, or by delivery of a combination of cash and common stock. The exchanged shares, plus cash, if any, must be equal to the aggregate option price of the shares acquired upon exercise of the Option. The value to be used for any exchanged shares shall be the closing market price of the company's common stock on the preceding trading day on the New York Stock Exchange. Notwithstanding the foregoing, during the [60]-day period from and after a change in control, all optionees, with respect to any or all of their respective Options (including, in the case of Non-Qualified Options, Options already outstanding on [insert effective date of amendment], 1997), shall, unless the Committee shall determine otherwise at the time of grant, have the right, in lieu of the payment of the full Option price of the shares of common stock being purchased under the Options and by giving written notice to the company in form satisfactory to the Committee, to elect (within such [60]-day period) to surrender all or part of the Options to the Company and to receive in cash an amount equal to the amount by which the fair market value of shares of common stock on the date of exercise exceeds the option price per share of common stock under the Options multiplied by the number of shares of common stock granted under the Options as to which the right granted by this proviso shall have been exercised.

                 (a) MANDATORY WITHHOLDING TAXES. Whenever a Non-Qualified Option is exercised, the company may require as a condition of delivery that the optionee remit an amount sufficient to satisfy all federal, state and local withholding tax requirements related thereto. The optionee may elect to pay the tax by remitting (1) cash, (2) shares of common stock already owned by the optionee for at least six months, (3) withholding a

GREAT LAKES CHEMICAL CORPORATION
1993 EMPLOYEE STOCK COMPENSATION PLAN
As amended on November 21, 1997
Page 4

         portion of the shares otherwise deliverable to the optionee upon the exercise, or (4) by any combination of the above. The value to be used for any shares delivered or withheld shall be the closing market price the preceding trading day on the New York Stock Exchange.

                (b) DISQUALIFYING DISPOSITIONS OF ISO SHARES. An optionee shall be required to notify the Company of any disposition of shares issued pursuant to the exercise of an ISO under the circumstances described in
         Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten days of such disposition.

         10. AWARD AGREEMENT. No person shall have any rights unless and until the company and the person to whom such Award shall have been granted shall have executed and delivered an Award Agreement containing provisions setting forth the terms of the Award.

         11. ANTI-DILUTION PROVISION. If, prior to the complete exercise of any Award, there shall be declared and paid a stock dividend upon the shares of common stock of the Company or if the shares shall be split up, converted, reclassified, changed into, or exchanged for, a different number or kind of securities of the Company, the Award, to the extent that it has not been exercised, shall entitle the holder upon the future exercise of such Award to such number and kind of securities or other property subject to the terms of the Award to which the holder would be entitled had such holder actually owned the shares subject to the unexercised portion of the Award at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or exchange; and the aggregate purchase price upon the future exercise of the Award shall be the same as if originally optioned or awarded shares were being purchased thereunder; or the Compensation and Incentive Committee shall make such other adjustment to such Award as it deems appropriate. If any such event should occur, the number of shares with respect to which Awards remain to be issued, or with respect to which awards may be reissued, shall be similarly adjusted.

         In the event the outstanding shares of common stock shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a recapitalization, reclassification, merger, consolidation, combination or similar transaction (other than a transaction described in the previous paragraph), then each Award shall thereafter become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares subject to the Award would have been changed or exchanged had the Award been exercised in full prior to such transaction, provided that, if the kind or amount of capital stock or cash, securities or other property received in such transaction is not the same for each outstanding share, then the kind or amount of capital stock or cash, securities or other property for which the Award shall thereafter become exercisable shall be the kind and amount so receivable per share by a plurality of the shares; or the Compensation

GREAT LAKES CHEMICAL CORPORATION
1993 EMPLOYEE STOCK COMPENSATION PLAN
As amended on November 21, 1997
Page 5

and Incentive Committee shall make such other adjustment to such Award as it deems appropriate. If any such event should occur, the number of shares with respect to which Awards remain to be issued, or with respect to which awards may be reissued, shall be similarly adjusted.

         12. AWARDS GRANTED UNDER OPTION PLANS. Options granted under the 1975 and 1984 Plans shall be governed by the provisions of the respective Plan as amended. Awards granted under this 1993 Plan shall be governed by the provisions of this 1993 Plan.

         13. ADDITIONAL PROVISIONS.

         A.  VESTING, TERMINATION OF EMPLOYMENT.

         The following provisions shall be applicable to all Awardees; provided, however, that in the case of an Awardee whose employment terminates in connection with the distribution to company stockholders of the stock of Octel Corp., such provisions (including but not limited to any provisions relating to vesting and post-termination exercisability) shall be so applicable except as may be otherwise determined by the Board or the Compensation and Incentive Committee.

                  (i) Upon a change in control of the Company (as defined below), all Options shall immediately vest and become exercisable and all restrictions on other Awards shall immediately lapse.

                  (ii) An Award shall be exercisable only during the Awardee's employment by or service with the Company and for up to three months after the termination of such employment or service for any reason (including but not limited to any such termination of employment or service which occurs following a change in control of the Company), except that in the Board's (or, if such authority is delegated by the Board, the Compensation and Incentive Committee's or the Chief Executive Officer's) discretion, an Award may be exercisable for a period of up to three years after retirement or death, or for up to ten years after mandatory retirement under the Executive Mandatory Retirement Policy.

                  (iii) An Award may be exercised after the termination of an Awardee's employment or service with the Company only to the extent that (a) the Awardee was entitled to do so on the date of termination (after giving effect to Section 13(A)(i) above), and (b) the Award would not have expired had the Awardee continued to be employed by (or to be in the service of) the Company.

                  (iv) The Board (or if such authority is delegated by the Board, the Compensation and Incentive Committee or the Chief Executive Officer) may in its discretion determine

GREAT LAKES CHEMICAL CORPORATION
1993 EMPLOYEE STOCK COMPENSATION PLAN
As amended on November 21, 1997
Page 6

         that an authorized leave of absence or disability shall be deemed to satisfy this 1993 Plan's employment or service requirements.

                  (v) For purposes of this 1993 Plan, a "change in control of the Company" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                  (a) any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than (i) the Company, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company (any such person is hereinafter referred to as a "Person"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 20% of the combined voting power of the Company's then outstanding securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Company);

                  (b) there is consummated a merger or consolidation of the Company with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent, in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, immediately after such merger or consolidation, more than 70% of the combined voting power of the voting securities of either the Company or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation;

                  (c) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

                  (d) during any period of two consecutive years (not including any period prior to the date of this 1993
                           Plan), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a

GREAT LAKES CHEMICAL CORPORATION
1993 EMPLOYEE STOCK COMPENSATION PLAN
As amended on November 21, 1997
Page 7

                  transaction described in clause (a), (b) or (c) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

         For purposes of this 1993 Plan, where a change in control of the Company results from a series of related transactions, the change in control of the Company shall be deemed to have occurred on the date of the consummation of the first such transaction. For purposes of clause
         (a) of this subsection, the stockholders of another corporation (other than the Company or a corporation described in subclause (iv) of clause
         (a) of this subsection) shall be deemed to constitute a Person. Further, the sale, transfer, or other disposition of a subsidiary of the Company shall not constitute a change in control of the Company giving rise to payments or benefits under this 1993 Plan.

         Notwithstanding any other provision hereof, a "change in control of the Company" shall not be deemed to have occurred by virtue of the Company entering into any agreement with respect to, the public announcement of, the approval by the Company's stockholders or directors of, or the consummation of, any transaction or series of integrated transactions (including any merger or other business combination transaction) entered into in connection with, or expressly conditioned upon the occurrence of, a spin-off (such transaction or series of integrated transactions, the "Spin-Off Transaction") immediately following which the recordholders of the common stock of the Company immediately prior to the Spin-Off Transaction continue to have substantially the same proportionate ownership in the spun-off entity as they had in the Company immediately prior to the Spin-Off Transaction; provided that such Spin-Off Transaction (including any related merger of other business combination transaction) has been approved by a vote of a majority of the Company's Continuing Directors (as defined below) then in office. For purposes of this 1993 Plan, a "Continuing Director" shall mean any member of the Board of the Company who is a member of the Board as of the date of this 1993 Plan and any person who subsequently becomes a member of the Board, if such person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors. Notwithstanding any other provision hereof, "Company," for purposes of the definition of "change in control of the Company," shall mean Great Lakes Chemical Corporation.

         B.  LISTINGS, REGISTRATION AND COMPLIANCE WITH LAWS AND REGULATIONS.

              (i) Each Award shall be subject to the requirement that if at anytime the Board shall determine, in its discretion, that the listing, registration, or qualification of the shares

GREAT LAKES CHEMICAL CORPORATION
1993 EMPLOYEE STOCK COMPENSATION PLAN
As amended on November 21, 1997
Page 8

         subject to the Award upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of such Award or the issue or purchase of shares thereunder, no such Award may be exercised or paid in common stock in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board and the Awardee will supply the company with such certificates, representations and information as the company shall request and shall otherwise cooperate with the company in obtaining such listing, registration, qualification, consent or approval. In the case of executive officers and other persons subject to Section 16(b) of the Securities Exchange Act of 1934, the Board may at any time impose any limitations upon the exercise of an Award which, in the Board's discretion, are necessary or desirable in order to comply with Section 16(b) and the rules and regulations thereunder. If the company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Award may be exercised, the Board may, in its discretion and without the Awardee's consent, so reduce such period on not less than 15 days written notice to the Awardee.

              (ii) Notwithstanding the terms of this paragraph, no Awardee shall have the right to require the company to register, list or qualify said Award or any of the stock underlying such Option.

         C. AMENDMENT OF THE 1993 PLAN. Except as provided in the following sentence and as required by law, the company's Board shall have complete power and authority to amend this 1993 Plan at any time and no approval by the company's stockholders or by any other person, committee or other entity of any kind shall be required to make any such amendment effective. The Board shall not, however, increase the maximum number of shares available for Awards granted unless such increase shall either be approved by the company's stockholders or shall be permitted by Paragraph 11. No termination or amendment may, without the consent of the individual to whom any Award shall have been granted under the 1993 Plan, adversely affect the rights of such individual under such Award.

         D. CAPTIONS. The captions (i.e., all boldfaced words) are for convenience only, do not constitute a part of this 1993 Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of this 1993 Plan, and all provisions shall be construed as if no captions had been used.

         E. SEVERABILITY. Whenever possible, each provision in this 1993 Plan and in every Award at any time granted under this 1993 Plan shall be interpreted in such manner as to

GREAT LAKES CHEMICAL CORPORATION
1993 EMPLOYEE STOCK COMPENSATION PLAN
As amended on November 21, 1997
Page 9

         be effective and valid under applicable law, but if any provision of this 1993 Plan or any Award at any time granted under this 1993 Plan shall be held to be prohibited by or invalid under applicable law, then
         (i) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and (ii) all other provisions and every Award at any time granted under this 1993 Plan shall remain in full force and effect.

         F. NO STRICT CONSTRUCTION. No rule of strict construction shall be applied against the company, the Board, or any other person in the interpretation of any of the terms of this 1993 Plan, any Award granted under this 1993 Plan or any rule or procedure established by the Board.

         G. APPLICABLE LAW. Every Award at any time granted under this 1993 Plan shall be deemed to be a contract made under the laws of the State of Indiana. For all purposes, both this 1993 Plan and every Award granted under this 1993 Plan shall be construed in accordance with and governed by the laws of the State of Indiana.


2/20/98